                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of October 30, 1997, between BROWNSTONE HOLDINGS, INC., a Delaware corporation ("Buyer"), JEAN GRAYSON'S BROWNSTONE STUDIO, INC., a New York corporation ("Brownstone") and WILROY, INC., a corporation ("Wilroy") (Brownstone and Wilroy are collectively referred to herein as "Sellers").

     Buyer and Sellers are parties to an Asset Purchase Agreement dated as of September 24, 1997 (the "Purchase Agreement"). It is a condition precedent to Buyer's and Sellers' obligations under the Purchase Agreement that Buyer and Sellers execute and deliver this Assignment and Assumption Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Sellers hereby agree as follows:

          1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

          2. Buyer, as assignee of Lew Magram, Ltd., hereby assumes all indebtedness and obligations owed by Sellers to Congress Financial Corporation ("Congress"), including any amounts advanced pursuant to a certain participation agreement dated September 17, 1997, by and among Congress, Robert M. Rubin, and Jay M. Kaplowitz (the "Assumed Liabilities").

          3. Other than the Assumed Liabilities, Buyer will not assume any of Sellers' other liabilities, provided however, Buyer does agree to assume all liabilities of Sellers which result from commitments made subsequent to the implementation of the Management Agreement dated September 17, 1997 by and among Lew Magram, Ltd., and Sellers.

          4. From time to time after the date hereof, each of Buyer and Sellers will execute and deliver to the other such instruments as may be reasonably requested by Buyer or its counsel or Sellers or their counsel, as the case may be, in order to carry out the purpose and intent of this Assignment and Assumption Agreement and the Purchase Agreement.

          5. Notwithstanding any other provision of this Assignment and Assumption Agreement to the contrary, nothing contained in this Assignment and Assumption Agreement shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations or, in general any of the rights and remedies, and any of the obligations and indemnifications of Buyer or Seller set forth in the Purchase Agreement nor shall this Assignment and Assumption Agreement expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Assignment and Assumption Agreement is intended only to effect the transfer of certain liabilities assumed pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

          6. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     IN WITNESS WHEREOF, Buyer and Seller have caused this Assignment and Assumption Agreement to be executed and delivered on the date and year first written above.

                              BROWNSTONE HOLDINGS, INC.



                              By: /S/
                                 -----------------------------------
                                  Name:
                                  Its:

                              JEAN GRAYSON'S BROWNSTONE STUDIO, INC.


                              By: /S/
                                 -----------------------------------
                                  Name:
                                  Its:


                              WILROY, INC.


                              By: /S/
                                 -----------------------------------
                                  Name:
                                  Its:







                                        2